MACQUARIE GLOBAL ALLOCATION FUND
(FORMERLY, DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND)

100 Independence
610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

PROXY STATEMENT/PROSPECTUS

Dated March 25, 2025

Acquisition of the Assets of:
MACQUARIE GLOBAL ALLOCATION FUND (FORMERLY, DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND) (a series of Ivy Funds)
By and in exchange for shares of:
MACQUARIE BALANCED FUND (FORMERLY, DELAWARE IVY BALANCED FUND) (a series of Ivy Funds)

This Proxy Statement/Prospectus solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of Macquarie Global Allocation Fund (the “Acquired Fund”). The Acquired Fund is a series of Ivy Funds (the “Trust”). At the Meeting, shareholders of the Acquired Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”). The Meeting is being called for the following purposes:

1.  To approve the Plan between Macquarie Global Allocation Fund and Macquarie Balanced Fund, that provides for: (i) the acquisition of substantially all of the assets of Macquarie Global Allocation Fund by Macquarie Balanced Fund in exchange solely for shares of Macquarie Balanced Fund; (ii) the distribution of such shares to the shareholders of Macquarie Global Allocation Fund; and (iii) the complete liquidation and dissolution of Macquarie Global Allocation Fund.
2. To transact such other business as may properly come before the Meeting.
If the Acquired Fund’s shareholders vote to approve the Plan, Macquarie Global Allocation Fund will be reorganized into Macquarie Balanced Fund (the “Acquiring Fund”), also a series of the Trust, on or about June 27, 2025 (the “Reorganization Date”).

The Acquired Fund and Acquiring Fund together are referred to as the “Funds.”

If the Acquired Fund’s shareholders vote to approve the Plan: (i) all of the property and assets (collectively, “Assets”) of the Acquired Fund will be acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund.  According to the Plan, the Acquired Fund will be liquidated and dissolved following the Reorganization. The Boards of Trustees of the Trust (the “Board”) has approved the Plan and the Reorganization. Pursuant to the Plan, holders of Class A, Class C, Class R6, and Institutional Class shares of the Acquired Fund will receive shares of equal aggregate net asset value (the “NAV”) of Class A, Class C, Class R6, and Institutional Class shares, respectively, of the Acquiring Fund.  This exchange will occur on a date agreed upon by the parties to the Plan, which is currently anticipated to occur on the Reorganization Date. The Acquiring Fund will be the accounting survivor of the Reorganization.

Each Fund is a diversified series of its respective trust. Delaware Management Company (DMC or the “Manager”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), serves as the investment manager for the Funds.

This Proxy Statement/Prospectus sets forth the information that you should know about the Reorganization. You should retain this Proxy Statement/Prospectus for future reference.  A Statement of Additional Information (the “SAI”) dated March 25, 2025, relating to this Proxy Statement/Prospectus, contains additional information about the Acquiring Fund and the Reorganization, and has been filed with the US Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The prospectus of the Acquiring Fund (the “Acquiring Fund Prospectus”) is intended to provide you with information about the Acquiring Fund.  The prospectus of the Acquired Fund (the “Acquired Fund Prospectus”) provides additional information about the Acquired Fund and is incorporated herein by reference. Relevant information about the Acquired Fund Prospectus and Acquiring Fund Prospectus is as follows:

Acquired Fund Prospectus	Acquiring Fund Prospectus
Macquarie Global Allocation Fund – dated October 30, 2024 (1933 Act File No. 033-45961)	Macquarie Balanced Fund – dated July 31, 2024 (1933 Act File No. 033-45961)

You can request a free copy of any of the Funds’ Prospectuses, SAIs, Annual Reports, Semiannual Reports or other information such as the Funds’ financial statements by calling 800 523-1918 or by writing to the Funds c/o Macquarie Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437 (regular mail) or c/o Macquarie Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 (overnight courier service).

Additional information about the Acquiring Fund can be viewed online from the EDGAR database without charge on the SEC’s internet site at www.sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus.  Any representation to the contrary is a criminal offense.

THE REORGANIZATION
At a meeting held on February 11-13, 2025, the Boards, including a majority of the Trustees who are not “interested persons” (the “Independent Trustees”) as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of each of the Funds, considered the proposal to reorganize the Acquired Fund with and into the Acquiring Fund, and approved the Plan.

What am I being asked to vote upon?
The shareholders of the Acquired Fund are being asked to vote to approve the Plan between the Acquired Fund and the Acquiring Fund. The Trust is organized as a Delaware statutory trust. The Plan provides that: (i) all of the property and assets (collectively, “Assets”) of the applicable Acquired Fund will be acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund.  According to the Plan, the Acquired Fund will be liquidated and dissolved following the Reorganization. The Reorganization was proposed by Management and approved by each Fund’s Board. Management proposed the Reorganization in consideration of portfolio characteristics, similarities in investment approach, and shared portfolio management teams, among other considerations.

At the same time that the Acquired Fund shareholders are being asked to approve the Reorganization into the Acquiring Fund, Macquarie Multi-Asset Income Fund shareholders are being notified of the reorganization of Macquarie Multi-Asset Income Fund into the Acquiring Fund (the “Multi-Asset Income Reorganization”). A separate information statement/prospectus is being mailed to Macquarie Multi-Asset Income Fund shareholders. Approval of the shareholders of Macquarie Multi-Asset Income Fund is not required and is not being sought in the

Macquarie Multi-Asset Income Reorganization. The Reorganization is not contingent on the consummation of the Multi-Asset Income Reorganization.
What are the Board recommendations regarding the Reorganization?
For the following reasons and the reasons set forth below under “Reasons for the Reorganization,” the Board, on behalf of its respective Fund, has determined that the Reorganization is in the best interests of each Fund and its shareholders. The Board, on behalf of its respective Fund, has also determined that the interests of the existing shareholders of such Fund will not be diluted as a result of the Reorganization, based upon information provided to the Board. In making these determinations, the Board of each Fund noted the recommendation of DMC, the Funds’ investment manager, and considered the following, among other factors: (i) the Acquiring Fund and the Acquired Fund share substantially similar investment objectives, similar principal investment strategies or investment exposures and similar principal risks, and identical fundamental investment restrictions; (ii) the Acquiring Fund and the Acquired Fund have the same portfolio management teams; (iii) the Acquiring Fund’s overall net expense ratio is expected to be equal to or lower than the Acquired Fund’s total expense ratio following the Reorganization, after taking into account applicable expense limitation arrangements; (iv) the Acquiring Fund’s assets will increase as a result of the Reorganization which may result in increased economies of scale and reach and/or get closer to breakpoints in the management fee schedules; (v) the reduced number of substantially similar Funds should benefit distribution efforts; (vi) the performance of the Funds, noting favorable Acquiring Fund performance across various periods as compared to the Acquired Fund; (vii) the assets under management of each Fund (e.g., smaller funds going into larger funds) and DMC’s view on ability to garner additional assets of each Fund outside of the Reorganizations; and (viii) the Reorganization will be structured so it qualifies as a tax-free reorganization.

What will happen if shareholders approve the Plan?
•
If approved by Acquired Fund shareholders, the Reorganization will result in your Acquired Fund shares being exchanged for Acquiring Fund shares equal in value (but having a different price per share) to your shares of the Acquired Fund. In particular, shareholders of the Acquired Fund will receive the equivalent aggregate NAV of the Class A, Class C, Institutional Class, or Class R6 shares, of the Acquiring Fund.

•
If the Reorganization is approved by shareholders, the Acquired Fund may temporarily not meet its investment objective and/or may deviate from its principal investment strategies in advance of the closing of the Reorganization.

•	Following the Reorganization, you will cease to be an Acquired Fund shareholder and will become an Acquiring Fund shareholder.

•
This exchange will occur on a date agreed upon by the parties to the Plan, which is currently anticipated to occur on or around June 27, 2025 (“Closing Date”). Shareholders of the Acquired Fund will not be assessed any sales charges for the exchange of their Class A or Class C shares of the Acquiring Fund.

What is the anticipated timing of the Reorganization?
The Meeting is scheduled to occur on May 6, 2025.  If the necessary shareholder approval is obtained for the Reorganization, the Reorganization is expected to be completed on or around June 27, 2025.

What are the costs of the Reorganization?
The expenses related to the Reorganization (excluding brokerage costs, if any), including the costs associated with the delivery of this Proxy Statement/Prospectus, are anticipated to be approximately $334,277 – $415,630. The total costs of the Reorganization will be combined with the total costs of reorganizations proposed to occur around the same time as the Reorganization for other Macquarie Funds that are not referenced in this Proxy Statement/Prospectus (together, the “Total Reorganization Costs”). The Total Reorganization Costs will be split as follows: two thirds to be paid by the acquiring funds and acquired funds together, with individual fund contributions to be assessed based on proportional assets, and one third to be paid by DMC. Costs anticipated to be incurred (a) by the Acquired Fund are $52,392- $65,143 (or 0.011% - 0.013%) (b) by the Acquiring Fund are $170,460 –$211,949 (or 0.011% - 0.013%) and (c) DMC are $111,426 - $138,546.

What are the general tax consequences of the Reorganization?
The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization (although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position). This means that, subject to the limited exceptions described below under the heading “What are the tax consequences of the Reorganization,” Acquired Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of all of their Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund will seek to distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. Shareholders may have a tax liability as a result of such distribution(s). You should consult your tax advisor regarding the effect, if any, of the distribution(s) and Reorganization in light of your individual circumstances.

You should also consult your tax advisor about the state and local tax consequences of the Reorganization, or any federal taxes other than income taxes, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For more information, please see the section “What are the tax consequences of the Reorganization?” below.

How will the Reorganization affect Fund fees and expenses?
The Acquiring Fund’s management fee rate as of the Funds’ most recent fiscal year end is higher than the Acquired Fund’s management fee rate (before and after waivers). The total expense ratios of each share class of the pro forma Acquiring Fund are expected to increase from the corresponding ratios of each share class of the Acquired Fund following the Reorganization. However, after the application of any applicable expense limitation agreements, which will be in place for one year from the closing of the Reorganization, the net expense ratios of the pro forma Acquiring Fund are expected to be equal to or lower than the net expense ratios of the Acquired Fund following the Reorganization. If the expense limitation arrangements disclosed below under “INFORMATION ABOUT THE FUNDS — What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?” are terminated or amended to increase the expense limits in the future, fees and expenses could be higher.

What happens if the Reorganization is not approved?
If the Reorganization is not approved by the Acquired Fund’s shareholders or does not close for any other reason, such shareholders will remain shareholders of the Acquired Fund, and the Acquired Fund will continue to operate. The Acquired Fund’s Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation of the Acquired Fund.

How will shareholder voting be handled?
Shareholders who own shares of the Acquired Fund at the close of business on the Record Date will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Reorganization requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Acquired Fund; or (ii) 67% or more of the outstanding shares of the Acquired Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy (1940 Act Majority Vote).  EQ Fund Solutions (EQ) has been retained by the Acquired Fund to solicit, collect, and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting.  You may also attend the Meeting and cast your vote at the Meeting via live webstream.

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Acquired Fund shares as of the Record Date, please send an email to the Acquired Fund’s proxy solicitor, EQ, at attendameeting@equiniti.com no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name) in the subject line and provide your name and address in the body of the email. EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting. If you held Acquired Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Acquired Fund’s name, the number of Acquired Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at 866 721-1324. For technical assistance during the Meeting, please contact EQ at attendameeting@equiniti.com or call 866 721-1324.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  For more details about shareholder voting, see the “Voting Information” section of this Proxy Statement/Prospectus.

THE BOARD, ON BEHALF OF THE ACQUIRED FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN FOR THE ACQUIRED FUND.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND FUNDAMENTAL INVESTMENT RESTRICTIONS
How do the investment objectives, principal investment strategies, principal risks, and fundamental investment restrictions of the Acquired Fund compare against those of the Acquiring Fund?
This section will help you compare the investment objectives, principal investment strategies, principal risks, and fundamental investment restrictions of the Acquired Fund and the Acquiring Fund. More complete information may be found in the Funds’ Prospectuses and SAIs.  For a complete description of the Acquiring Fund’s investment objectives, investment strategies, and risks, you should read the Acquiring Fund Prospectus.

If the Reorganization is approved by shareholders, the Acquired Fund may temporarily not meet its investment objective and/or may deviate from its principal investment strategies in advance of the closing of the Reorganization.

Investment Objectives. The Acquired Fund and Acquiring Fund have substantially similar investment objectives, as described in each of their Prospectuses, and included below. Each Fund’s investment objective is nonfundamental, and may be changed without shareholder approval.

Macquarie Global Allocation Fund (Acquired Fund)	Macquarie Balanced Fund (Acquiring Fund)
What is the Fund’s investment objective? Macquarie Global Allocation Fund seeks to provide total return.	What is the Fund’s investment objective? Macquarie Balanced Fund seeks to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies. The investment strategies of the Acquired Fund and Acquiring Fund are similar in that they seek to provide exposure to various asset classes, but differ in that the Acquired Fund seeks such exposure indirectly primarily through investments in underlying funds, while the Acquiring Fund invests directly in securities, as described in each of their Prospectuses, and included below.

Both the Acquired Fund and Acquiring Fund are classified as “diversified” and neither Fund will concentrate its investments in any one industry.

The Acquired Fund is a fund-of-funds that seeks to achieve its objective primarily by allocating its assets among a diverse group of equity and fixed-income mutual funds, including affiliated and unaffiliated equity and fixed-income mutual funds and unaffiliated ETFs, and directly investing in stocks and bonds. The Acquiring Fund seeks to achieve its objective by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its income-generating equity investments, including convertible securities, the Acquiring Fund invests primarily in medium to large, well-established companies, although it may invest in securities issued by companies of any size. The Fund invests at least 50% of its total assets in equity securities including convertible securities. The Fund may invest in preferred stocks and real estate investment trusts (REITs).

For both Funds, MIMAK and the Manager use a dynamic asset-allocation framework to determine the proportion of the Fund's assets that will be allocated to the various asset classes noted above, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

For the Acquiring Fund, in evaluating investments for the Acquiring Fund, the Manager focuses on companies with resilient business models characterized by stable growth rates; strong balance sheets; relative strength in earnings; attractive return profiles and valuation; and strong free cash flow generation. In so doing, the Manager evaluates a company’s management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. The Manager utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company’s business model. The Manager also focuses on companies that possess a sustainable competitive advantage by evaluating factors such as brand equity/loyalty, proprietary technology, switching costs, access to distribution channels, capital requirements, economies of scale, and barriers to entry. In addition, the Manager’s analysis informs its view of an appropriate valuation for each potential investment.

Macquarie Global Allocation Fund (Acquired Fund)	Macquarie Balanced Fund (Acquiring Fund)
What are the Acquired Fund’s principal investment strategies?

Macquarie Global Allocation Fund is a fund-of-funds that seeks to achieve its objective primarily by allocating its assets among a diverse group of equity and fixed-income mutual funds, including affiliated and unaffiliated equity and fixed-income mutual funds and unaffiliated exchange-traded funds (ETFs), and directly investing in stocks and bonds.

The Acquired Fund invests primarily in mutual funds that are series of the Delaware Funds (each such fund is an “Underlying Affiliated Fund”). Each Underlying Affiliated Fund, in turn, invests in a diversified portfolio of securities from one or more of the following asset classes: domestic equity

What are the Acquiring Fund’s principal investment strategies?

Macquarie Balanced Fund seeks to achieve its objective by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its income-generating equity investments, including convertible securities, the Acquiring Fund invests primarily in medium to large, well-established companies, although it may invest in securities issued by companies of any size. The Acquiring Fund invests at least 50% of its total assets in equity securities including convertible securities. The Acquiring Fund may invest in preferred stocks and real estate investment trusts (REITs).

securities, foreign equity securities (from issuers in both developed and emerging markets) and bonds (both investment grade and high-yield (junk) bonds) issued by domestic and foreign corporations and governments. The Acquired Fund invests in Underlying Affiliated Funds and stocks and bonds that utilize a variety of growth or income investment strategies to seek to achieve their respective objectives. The Underlying Affiliated Funds of the Trust are managed by Delaware Management Company (Manager).

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK,” or the “Sub-advisor”), with respect to its role as sub-advisor of the Acquired Fund.

Under normal circumstances, the Acquired Fund's “policy” asset mix is 65% invested in equities and 35% invested in fixed income. However, at any given time, the Acquired Fund's permissible ranges are 45% to 85% invested in equities and 15% to 55% invested in fixed income and other asset classes.

Through its investments in the Underlying Affiliated Funds and/or its direct stock and bond investments, the Acquired Fund will invest, under normal circumstances, at least 40% of its assets in foreign investments.

The Acquiring Fund invests at least 30% of its total assets in debt securities with the objective of providing income and diversification although such diversification may not protect against market risk. The Acquiring Fund’s debt securities may include US government securities or investment-grade corporate bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. The Acquiring Fund may also invest up to 20% of its total assets in non-investment-grade debt securities. The Acquiring Fund has no limitations on the range of maturities of the debt securities in which it may invest.

MIMAK and the Manager use a dynamic asset-allocation framework to determine the proportion of the Acquired Fund's assets that will be allocated to the various asset classes noted above, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the sub-advisor to the Acquiring Fund, and the Manager use a dynamic asset-allocation framework to determine the proportion of the Acquiring Fund's assets that will be allocated to the various asset classes noted above, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection. In addition, MIMAK will also manage a tactical / completion sleeve and such sleeve will typically vary from 0% to 20% of the Acquiring Fund’s total assets and primarily hold derivatives and exchange-traded funds (ETFs).

For the purposes of this section, a reference to the Manager may also include MIMAK, with respect to its role as sub-advisor of the Acquiring Fund.

In evaluating investments for the Acquiring Fund, the Manager focuses on companies with resilient business models characterized by stable growth rates; strong balance sheets; relative strength in earnings; attractive return profiles and valuation; and strong free cash flow generation. In so doing, the Manager evaluates a company’s management team, its financial position, its competitive position and the condition of its respective industry in addition to other factors. The Manager utilizes financial statements, independent research by its investment management personnel, third party research, brand studies done by outside parties and other tools and processes to identify what it believes to be attractive investment opportunities with a focus on the trajectory and sustainability of a company’s business model. The Manager also focuses on companies that possess a sustainable competitive advantage by evaluating factors such as brand equity/loyalty, proprietary technology, switching costs, access to distribution channels, capital requirements, economies of scale, and barriers to entry. In addition, the Manager’s analysis informs its view of an appropriate valuation for each potential investment.

Investment opportunities typically fall into two categories: company-specific ideas which include factors such as a company’s competitive positioning, production cycles, cost restructuring or a new management team; and thematic ideas where the Manager considers economic or political forces, interest rate term structure variances, cyclical inflections, changes in consumer behavior or technology shifts.

The Acquiring Fund may use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Acquiring Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Acquiring Fund’s portfolio characteristics. For example, the Acquiring Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

In selecting debt securities for the Acquiring Fund, the Manager focuses on current income and capital preservation and generally seeks to invest in investment-grade securities. The Acquiring Fund may invest up to 30% of its total assets in foreign securities, including equity and fixed-income securities. Additionally, many of the companies in which the Acquiring Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Acquiring Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Acquiring Fund is not invested directly in such markets.

The Acquiring Fund may invest in bonds of any maturity or duration.

Generally, in determining whether to sell a security, the Manager uses the same analysis as identified above in order to determine if the security is appropriately valued or has met its anticipated price. The Manager also may sell a security if the security ceases to produce income, to reduce the Acquiring Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

In addition, the Manager may seek investment   advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL to execute Acquiring Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Principal Investment Risks. Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in a Fund may not be appropriate for all investors. Each Fund’s principal risks, as listed in their Prospectuses, are included below.

The principal investment risks for the Acquired Fund and Acquiring Fund are similar, but do have differences. Both Funds are subject to market risk, credit risk, high yield (junk bond) risk, interest rate risk, exchange-traded fund risk, liquidity risk, foreign risk, and US government securities risk.

In addition, the Acquired Fund is subject to large-capitalization company risk, currency risk, small- and mid-market capitalization company risk, investment company securities risk, fund of funds risk, equity funds risk, and bond funds risk. The Acquiring Fund is also subject to REIT-related risk, company size risk, and preferred stock risk.

Even though the Acquired Fund and Acquiring Fund share certain of the same types of risks, the degree of such risks may vary. Each Fund’s relative risk/return profile cannot be determined by the following risk descriptions and comparisons alone. However, the Acquired Fund and Acquiring Fund share a similar risk/return profile.

Acquired Fund	Acquiring Fund
Market risk	Market risk
Credit risk	Credit risk
High yield (junk bond) risk	High yield (junk bond) risk
Interest rate risk	Interest rate risk
Large-capitalization company risk
Currency risk
Small- and mid-market capitalization company risk
Exchange-traded fund risk	Exchange-traded fund risk
Investment company securities risk
Fund of funds risk
Equity funds risk
Bond funds risk
Liquidity risk	Liquidity risk
Active management and selection risk	Active management and selection risk
Foreign and emerging markets risk	Foreign risk
US government securities risk	US government securities risk
REIT-related risk
Company size risk
Preferred stock risk

Market risk (Acquired Fund and Acquiring Fund) — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Preferred stock risk (Acquiring Fund) — The risk that preferred stocks may be subordinated to bonds in terms of rights to their share of the company’s assets, may be less liquid than many other securities, and generally offer no voting rights with respect to the issuer. Preferred stocks may also be adversely affected by interest rates and may be callable by the issuer.
Exchange-traded fund risk (Acquired Fund and Acquiring Fund) — The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.
Foreign risk (Acquiring Fund) — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.
Foreign and emerging markets risk (Acquired Fund) — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information
US government securities risk (Acquired Fund and Acquiring Fund) — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Bank system (FHLB), are not backed by the “faith and credit” of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the US Treasury.
Interest rate risk (Acquired Fund and Acquiring Fund) — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Credit risk (Acquired Fund and Acquiring Fund) — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.
High yield (junk) bond risk (Acquired Fund and Acquiring Fund) — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
REIT-related risk (Acquiring Fund) — The risk that the value of a fund’s investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act). In addition, a fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.
Company size risk (Acquiring Fund) — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Liquidity risk (Acquired Fund and Acquiring Fund) — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
Active management and selection risk (Acquired Fund and Acquiring Fund) — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Large-capitalization company risk (Acquired Fund) — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.
Currency risk (Acquired Fund) — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.
Small- and mid-market capitalization company risk (Acquired Fund) — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Investment company securities risk (Acquired Fund) — The risk that when a fund invests in another investment company, shareholders of the fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the fund’s fees and expenses, which could result in the duplication of certain fees. Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.
Fund of funds risk (Acquired Fund) — The ability of a fund of funds to meet its investment objective is directly related to its investments in underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.
Equity funds risk. (Acquired Fund) The Fund invests in underlying equity funds that are subject to market risk. Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Bond funds risk. (Acquired Fund) The Fund invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Fundamental Investment Restrictions. Each Fund has adopted the following fundamental investment restrictions, which cannot be changed without approval of a 1940 Act Majority Vote.

The Funds have adopted identical fundamental investment restrictions. The Funds’ fundamental investment restrictions are detailed below. Please see each Fund’s SAI.

The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval for the Funds. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund's voting securities present at the meeting, if more than 50% of the Fund's outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction.

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6. The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

For purposes of the Fund’s concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry or group of industries. In applying the Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry): (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Nonfundamental Investment Restrictions. In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, each Fund is subject to the following investment restrictions, which is considered nonfundamental and may be changed by the Trust’s Board, without shareholder approval. The Acquired Fund and the Acquiring Fund have some similar and some different nonfundamental investment restrictions.

1. Investment in other investment companies: Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2. Investment in illiquid securities: Each Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.
3. Investment in debt securities: The Acquiring Fund may not invest more than 20% of its total assets in non-investment grade debt securities.
4. Investment in foreign securities: The Acquiring Fund may not invest more than 30% of its total assets in foreign securities.
5. Investment in Financial Instruments: Each Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.
6. Restrictions on selling short: Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Diversification: For Each Fund, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
In accordance with the Acquired Fund's investment program as set forth in the Prospectus, the Acquired Fund may invest more than 25% of its net assets in any one Underlying Affiliated Fund (as defined below).
For each Fund, an investment policy or restriction that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.
Notwithstanding the foregoing investment limitations, the Acquired Fund may invest in Underlying Affiliated Funds that have adopted investment limitations that may be more or less restrictive than those listed above for the Acquired Fund. Therefore, the Acquired Fund may engage indirectly in investment strategies that are prohibited under the investment limitations listed above. However, the current group of Underlying Affiliated Funds do not engage in investment strategies that are of a nature as those prohibited under the investment limitations listed above. The investment restrictions and other investment policies of the Underlying Affiliated Funds are described in the prospectuses and SAIs of each Underlying Affiliated Fund. The prospectus, statement of additional information and annual report for each of the Underlying Affiliated Funds are available at macquarie.com.

What is the historical portfolio turnover of each of the Funds?
The following table shows each Fund’s portfolio turnover rates for the past two fiscal years:
Fund	Portfolio Turnover Rate
Macquarie Global Allocation Fund (Acquired Fund)
Fiscal year ended 6/30/24	46%
Fiscal year ended 6/30/23	48%
Macquarie Balanced Fund (Acquiring Fund)
Fiscal year ended 3/31/24	73%
Fiscal year ended 3/31/23	82%

Portfolio turnover may generate realized capital gains. Management believes this risk to be high and it is anticipated that any repositioning of the Acquired Fund assets prior to the Reorganization and associated portfolio turnover and portfolio transaction costs will be material. Accordingly, management believes the risk of generating realized capital gains due to portfolio turnover in connection with the Reorganization to be high.

As noted above, the Reorganization will result in the sale of some of the portfolio securities of the Acquired Fund prior to the Reorganization. It is currently estimated that, in the ordinary course of business combined with repositioning in connection with the Reorganization, approximately 70.37% of the Acquired Fund’s portfolio will be sold prior to the Reorganization. The sale of such securities is likely to result in the realization of capital gains to the Acquired Fund, estimated to be approximately $51,258,978 ($0.92 per share or 10.89% of the net asset value of the Acquired Fund). Transaction costs also may be incurred in connection with the sale of these securities, but are currently estimated to be approximately $0.

INFORMATION ABOUT THE FUNDS
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?
After factoring in applicable expense waivers and the effect of advisory fee breakpoints, it is anticipated that the Acquired Fund shareholders will pay the same or lower annual fund expenses as Acquiring Fund shareholders after the Reorganization, based on current expenses. Gross expenses are expected to increase for the Acquiring Fund following the Reorganization; although, after giving effect to expense limitation agreements, net expenses for the Acquiring Fund are expected to remain the same or lower following the Reorganization. If the Multi-Asset Income Reorganization does not occur, it is similarly anticipated that the Acquired Fund shareholders will pay the same or lower annual fund expenses as Acquiring Fund shareholders after the Reorganization, based on current expenses, after factoring in applicable expense waivers and the effect of advisory fee breakpoints, and net expenses for the Acquiring Fund are expected to remain the same or lower.

However, if the expense limitation arrangements disclosed below are terminated or amended to increase the expense limits in the future, fees and expenses could be higher. For accounting and financial information purposes, the Acquiring Fund will be the accounting survivor of the Reorganization.

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Funds, depending on the share class you hold. The pro forma expense ratios show projected estimated expenses anticipated to be charged by the Acquiring Fund shares, assuming the Reorganization is completed, but actual expenses may be greater or less than those shown. The table below also shows the pro forma expense ratios anticipated to be charged by the Acquiring Fund shares, assuming the Reorganization and Multi-Asset Income Reorganization are completed. The Reorganization is not contingent on the consummation of the Multi-Asset Income Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.  The operating expenses shown for the Funds are based on expenses incurred as of the dates listed below:

Shareholder Fees (fees paid directly from your investment)				Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers, Expense Reimbursements and/or Recoupments

Macquarie Global Allocation Fund as of 12/31/24
Class A into Acquiring Fund Class A	5.75%	None[1]	0.07%	0.25%	0.25%	0.63%	1.20%	-%[5]	1.20%
Class C into Acquiring Fund Class C	None	1.00[1]	0.07%	1.00%	0.25%	0.63%	1.95%	-%[5]	1.95%
Institutional Class into Acquiring Fund Institutional Class	None	None	0.07%	-	0.25%	0.63%	0.95%	-%[5]	0.95%
Class R6 into Acquiring Fund Class R6	None	None	0.07%		0.11%	0.63%	0.81%	-%[5]	0.81%
Macquarie Balanced Fund as of 9/30/24

Shareholder Fees (fees paid directly from your investment)				Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses After Fee Waivers, Expense Reimbursements and/or Recoupments

Class A	5.75%	None[1]	0.68%	0.25%	0.16%	0.01%	1.10%	(0.04)%[6]	1.06%
Class C	None	1.00[1]	0.68%	1.00%	0.16%	0.01%	1.85%	(0.04)%[6]	1.81%
Institutional Class	None	None	0.68%		0.16%	0.01%	0.85%	(0.04)%[6]	0.81%
Class R	None	None	0.68%	0.50%	0.16%	0.01%	1.35%	(0.04)%[6]	1.31%
Class R6	None	None	0.68%	-	0.07%	0.01%	0.76%	(0.04)%[6]	0.72%
Class Y	None	None	0.68%	0.25%	0.16%	0.01%	1.10%	(0.04)%[6]	1.06%
Pro Forma Macquarie Balanced Fund as of 6/27/25 (Macquarie Global Allocation Fund into Acquiring Fund)
Class A	5.75%	None[1]	0.67%	0.25%	0.16%	0.16%	1.24%	(0.20)%[7]	1.04%
Class C	None	1.00[1]	0.67%	1.00%	0.16%	0.16%	1.99%	(0.20)%[7]	1.79%
Institutional Class	None	None	0.67%	-	0.16%	0.16%	0.99%	(0.20)%[7]	0.79%
Class R6	None	None	0.67%	-	0.08%	0.16%	0.91%	(0.20)%[7]	0.71%
Pro Forma Macquarie Balanced Fund as of 6/27/25 (Macquarie Multi-Asset Income Fund and Macquarie Global Allocation Fund into Acquiring Fund)
Class A	5.75%	None[1]	0.67%	0.25%	0.17%	0.15%	1.24%	(0.27)%[8]	0.97%
Class C	None	1.00[1]	0.67%	1.00%	0.17%	0.15%	1.99%	(0.27)%[8]	1.72%
Institutional Class	None	None	0.67%	-	0.17%	0.15%	0.99%	(0.27)%[8]	0.72%
Class R	None	None	0.67%	0.50%	0.17%	0.15%	1.49%	(0.27)%[8]	1.22%
Class R6	None	None	0.67%	-	0.09%	0.15%	0.91%	(0.27)%[8]	0.64%
Class Y	None	None	0.67%	0.25%	0.17%	0.15%	1.24%	(0.27)%[8]	0.97%

[1]
 For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Prospectus entitled “Choosing a share class.”
[3]
 Acquired fund fees and expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual acquired fund fees and expenses will vary with changes in the allocations of the Fund's assets. The acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs' most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

[4]
 The total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired fund fees and expenses.

[5]
Macquarie Global Allocation Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.33% of  Macquarie Global Allocation Fund’s average daily net assets for all share classes other than Class R6, and 0.19% of Macquarie Global Allocation Fund’s Class R6 shares’ average daily net assets, from October 30, 2024 through October 29, 2025. These waivers and reimbursements may only be terminated by agreement of the Manager and Macquarie Global Allocation Fund.

[6]
Macquarie Balanced Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.80% of Macquarie Balanced Fund's average daily net assets for all classes other than R6, and 0.71% of Macquarie Balanced Fund’s Class R6 shares’ average daily net assets, from July 31, 2024 through July 30, 2025. These waivers and reimbursements may only be terminated by agreement of the Manager and Macquarie Balanced Fund.

[7]
Effective upon the closing of the Reorganization, Macquarie Balanced Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.79% of Macquarie Balanced Fund’s average daily net assets for all share classes other than R6 and 0.71% of Macquarie Balanced Fund’s Class R6 shares’ average daily net assets for one year from the close of the Reorganization. These waivers and reimbursements may only be terminated by agreement of the Manager and Macquarie Balanced Fund.

[8]
Effective upon the closing of the Reorganization, Macquarie Balanced Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.72% of Macquarie Balanced Fund’s average daily net assets for all share classes other than R6 and 0.64% of Macquarie Balanced Fund’s Class R6 shares’ average daily net assets for one year from the close of the Reorganization. These waivers and reimbursements may only be terminated by agreement of the Manager and Macquarie Balanced Fund.

How can I compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class?
The examples below are intended to help you compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Reorganization including assuming the Multi-Asset Income Reorganization).  The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the examples show expenses for Class C shares, assuming those shares were not redeemed at the end of those periods and separately, assuming those shares were redeemed at the end of those periods. The examples also assume that your investment has a 5% return each year and reflect the Manager’s applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10.  Any investment advisory fee waiver for the Acquiring Fund after the Reorganization is only reflected in the examples through the waiver period. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$690	$934	$1,197	$1,946
Acquiring Fund	$677	$901	$1,143	$1,835
Pro forma Acquiring Fund (after the Reorganization) (Macquarie Global Allocation Fund into Acquiring Fund)	$675	$927	$1,199	$1,972
Pro forma Acquiring Fund (after the Reorganization) (Macquarie Multi-Asset Income Fund and Macquarie Global Allocation Fund into Acquiring Fund)	$668	$921	$1,192	$1,966
Class C (if not redeemed)	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$198	$612	$1,052	$2,275
Acquiring Fund	$184	$578	$997	$2,166

Pro forma Acquiring Fund (after the Reorganization) (Macquarie Global Allocation Fund into Acquiring Fund)	$182	$605	$1,054	$2,301
Pro forma Acquiring Fund (after the Reorganization) (Macquarie Multi-Asset Income Fund and Macquarie Global Allocation Fund into Acquiring Fund)	$175	$598	$1,048	$2,295
Class C	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$298	$612	$1,052	$2,275
Acquiring Fund	$284	$578	$997	$2,166
Pro forma Acquiring Fund (after the Reorganization) (Macquarie Global Allocation Fund into Acquiring Fund)	$282	$605	$1,054	$2,301
Pro forma Acquiring Fund (after the Reorganization) (Macquarie Multi-Asset Income Fund and Macquarie Global Allocation Fund into Acquiring Fund)	$275	$598	$1,048	$2,295
Institutional Class	1 Year	3 Years	5 Years	10 Years
Acquired Fund (Institutional Class)	$97	$303	$525	$1,166
Acquiring Fund	$83	$267	$467	$1,045
Pro forma Acquiring Fund (after the Reorganization) (Macquarie Global Allocation Fund into Acquiring Fund)	$81	$295	$528	$1,195
Pro forma Acquiring Fund (after the Reorganization) (Macquarie Multi-Asset Income Fund and Macquarie Global Allocation Fund into Acquiring Fund)	$74	$288	$521	$1,188
Class R6	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$83	$259	$450	$1,002
Acquiring Fund	$74	$239	$418	$939
Pro forma Acquiring Fund (after the Reorganization) (Macquarie Global Allocation Fund into Acquiring Fund)	$73	$270	$484	$1,101
Pro forma Acquiring Fund (after the Reorganization) (Macquarie Multi-Asset Income Fund and Macquarie Global Allocation Fund into Acquiring Fund)	$65	$263	$477	$1,095

Who manages the Funds?
The Funds’ investment manager is DMC, located at 100 Independence, 610 Market Street, Philadelphia, PA   19106-2354. The Manager and its predecessors have been managing Macquarie Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (MIMBT), which is a Delaware statutory trust. MIMBT is a wholly owned subsidiary of Macquarie Group Limited and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions. As of September 30, 2024, MAM managed approximately $627.9 billion in assets for institutional and individual clients. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.

For each Fund, the Manager’s fee is based on a percentage of average net assets as described further in the Fund’s SAI.  For its services to the Acquiring Fund and the Acquired Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of average daily net assets during the Funds’ last fiscal year, as follows:

Fund	Aggregate Fee
Macquarie Global Allocation Fund (Acquired Fund)	0.06%
Macquarie Balanced Fund (Acquiring Fund)	0.67%

A discussion of the basis for the Board’s approval of the Acquired Fund’s investment advisory contract is available  in the Acquired Fund’s Form N-CSR filing for the fiscal period ended December 31, 2024, which is filed with the SEC and is available on the Fund’s website.

A discussion of the basis for the Board’s approval of the Acquiring Fund’s investment advisory contract is available in the Fund’s Form N-CSR filing for the fiscal period ended September 30, 2024, which is filed with the SEC and is available on the Fund’s website.

For each of the Funds, the Manager may seek investment advice and recommendations from its Affiliated Sub-Advisors (as defined below with respect to each Fund). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor's specialized market knowledge.

On September 19, 2024, the SEC announced that MIMBT had entered into a settlement agreement with the SEC consenting to an order (Settlement Order) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (ARMBS Strategy). MIMBT no longer offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC’s findings.

Under the Settlement Order, the SEC found that, between January 2017 and April 2021 (Period): (i) MIMBT valued certain collateralized mortgage-backed obligations (CMOs) at inflated prices; (ii) MIMBT executed dealer-interposed and internal cross trades of those CMOs between registered investment company clients and other clients at prices that deviated from market prices; (iii) certain disclosures of MIMBT relating to performance, valuation, liquidity and cross trading contained false and misleading statements and omissions; and (iv) MIMBT failed to implement policies and procedures relating to valuation, conflicts of interest and cross trades.

As part of the settlement, MIMBT was ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. A copy of the Settlement Order is available on the SEC’s website at https://www.sec.gov/files/litigation/admin/2024/ia-6709.pdf.

MIMBT made payments to the following Funds in connection with cross trades and valuation of CMOs during the Period (collectively, CMO Funds):

• Macquarie Limited-Term Diversified Income Fund
• Macquarie Diversified Income Fund*
• Macquarie Strategic Income Fund*
• Macquarie Wealth Builder Fund*

*MIMBT made payments to the Fund in connection with cross trades and valuation of CMOs involving other funds that have since been reorganized into the Fund.

MIMBT has been ordered to pay a civil penalty to the SEC, as well as disgorgement of management fees in respect of the CMO Funds relating to the Period and interest. The SEC may in its discretion make payments to shareholders of the CMO Funds and shareholders of certain predecessor funds pursuant to a Fair Fund. If the SEC creates a Fair Fund, information regarding the operation of the Fair Fund will be made available to eligible shareholders.

Portfolio Managers of the Funds

The Acquired Fund and Acquiring Fund share the same portfolio managers, Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young. Messrs. Löwenthal, Wurzer and Young are primarily responsible for the day-to-day management of both Funds.

Stefan Löwenthal, CFA, Managing Director, Head of Global Multi-Asset. Mr. Löwenthal has managed the Funds since November 2021 and the Acquired Fund since October 2024.

Jürgen Wurzer, CFA, Managing Director, Deputy Head of Global Multi-Asset. Mr. Wurzer has managed the Funds since November 2021 and the Acquired Fund since October 2024.

Aaron D. Young, Senior Vice President, Portfolio Manager - Global Multi-Asset. Mr. Young has managed the Acquiring Fund since November 2021 and the Acquired Fund since October 2024.

The Acquiring Fund’s portfolio managers will continue to manage the Fund after the Reorganization.

The SAIs for the Funds provide additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.  For information on how to obtain a copy of the SAIs for the Funds, please see the section entitled, “More Information about the Funds.”

Manager of Managers Structure

The Funds and the Manager have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Manager, with the approval of the Funds’ Boards, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure).  Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Boards, for overseeing the Funds’ sub-advisors and recommending to the Boards their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements.  The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval.  Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

The Funds and the Manager also have an exemptive order from the SEC that allows the approval of a new sub-advisor to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.

How do the performance records of the Funds compare?
The bar charts and tables below provide some indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance.  Each Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Funds’ most recently available month-end performance by calling (800) 523‑1918 or by visiting our website at macquarie.com/mam/performance.

Macquarie Global Allocation Fund (Acquired Fund)
Acquired Fund
Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.12% for the quarter ended June 30, 2020, and its lowest quarterly return was -17.56% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.
Average annual total returns for periods ended December 31, 2024
	1 year	5 years	10 years or lifetime
Class A return before taxes	2.79%	4.06%	3.26%
Class A return after taxes on distributions	2.33%	2.61%	1.83%
Class A return after taxes on distributions and sale of Fund shares	1.96%	2.86%	2.08%
Class C return before taxes	7.25%	4.44%	3.19%
Institutional Class return before taxes	9.33%	5.59%	4.20%
Class R6 return before taxes (lifetime: 2/26/18-12/31/23)	9.53%	5.63%	5.22%
MSCI ACWI (All Country World Index) (gross) (reflects no deduction for fees, expenses, or taxes)*	18.02%	10.58%	9.79%
MSCI ACWI (All Country World Index) (net) (reflects no deduction for fees or expenses)*	17.49%	10.06%	9.23%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)*	1.25%	-0.33%	1.35%
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)*	3.40%	0.48%	2.01%
65% MSCI ACWI (All Country World Index) (net) + 35% Bloomberg Global Aggregate Index (reflects no deduction for fees or expenses)**	12.42%	6.88%	6.88%

65% MSCI ACWI (All Country World Index) (net) + 35% Bloomberg Multiverse Index (reflects no deduction for fees or expenses)**	12.52%	6.93%	6.93%
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)**	3.40%	0.48%	2.01%
Bloomberg Multiverse Index (reflects no deduction for fees, expenses, or taxes)**	3.64%	0.62%	2.17%

*
In connection with new regulatory requirements, effective as of the annual report dated June 30, 2024, the Fund changed its broad-based securities market benchmark indexes to the MSCI ACWI Index and the Bloomberg US Aggregate Index.  Effective as of the date of this prospectus, the Fund changed its broad-based securities market benchmark indexes to the MSCI ACWI Index and the Bloomberg Global Aggregate Index.  Although the MSCI ACWI Index and the Bloomberg Global Aggregate Index can be considered broadly representative of the overall securities market applicable to the Fund, the Fund will continue to show the performance of the composite blended index for comparative purposes because the Manager believes it is more representative of the Fund's investment universe.

**
Effective as of the date of this prospectus, the Fund changed its secondary benchmark index from 65% MSCI ACWI Index + 35% Bloomberg Multiverse Index to 65% MSCI ACWI Index + 35% Bloomberg Global Aggregate Index.

After-tax performance is presented only for Class A shares of the Acquired Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Macquarie Balanced Fund (Acquiring Fund)
Acquiring Fund
Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.62% for the quarter ended June 30, 2020, and its lowest quarterly return was -16.28% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2024
	1 year	5 years	10 years
Class A return before taxes	9.01%	7.16%	6.55%
Class A return after taxes on distributions	8.27%	4.96%	4.64%
Class A return after taxes on distributions and sale of Fund shares	5.43%	5.19%	4.76%
Class C return before taxes	13.81%	7.59%	6.55%
Institutional Class return before taxes	15.97%	8.68%	7.44%
Class R6 return before taxes	16.12%	8.81%	7.59%
Class R return before taxes	15.45%	8.10%	6.84%
Class Y return before taxes	15.72%	8.44%	7.19%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%

After-tax performance is presented only for Class A shares of the Acquiring Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Where can I find more financial information about the Funds?
Each Fund’s Annual Report contains a discussion of their performance during their most recent fiscal year and each Fund’s Form N-CSR filing shows per share information for each of the previous five fiscal years. These documents, and the Funds’ most recent Semiannual Reports are available upon request.  (See “More Information about the Funds”).

REASONS FOR THE REORGANIZATION
The Acquired Fund and Acquiring Fund share the same Board of Trustees. At a meeting of the Board of Trustees held on February 11-13, 2025 (the Board Meeting), DMC recommended to the Board, on behalf of the Acquired Fund and the Acquiring Fund, that they approve the Reorganization.

 In advance of the Board Meeting and at the Board’s November 2024 meeting, DMC provided detailed information to the Board about the Reorganization including about: (1) the investment objectives and principal investment strategies and risks of the Funds; (2) current and future estimated fees and expenses of the Funds; (3) comparative short and long-term investment performance of the Funds; (4) portfolio characteristics, including holdings overlap and management team overlap; (5) the rationale for the Reorganization, including contemplated benefits and costs; (6) allocation of Reorganization expenses; and (7) federal income tax consequences of the Reorganization (e.g., capital loss carryforwards) for the Funds’ shareholders.  DMC represented to the Board that it believes the Reorganization is in the best interest of the Funds and the Reorganization will not result in the dilution of the interests of the shareholders of the Funds.  The Independent Trustees also met separately with their legal counsel.

Based upon their evaluation of the relevant information presented to them, the Board of the Trust, on behalf of its applicable Fund, including a majority of the Independent Trustees of each, determined that the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Reorganization.  The determination to approve the Reorganization was made separately and on the basis of each Trustee’s business judgment after consideration of all of the factors deemed relevant to the Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

In approving the Plan and the Reorganization, the key factors (whether positive or negative) that the Board considered based upon the information described above are outlined below:

•
The Acquiring Fund and the Acquired Fund share substantially similar investment objectives, similar principal investment strategies and principal risks, and identical fundamental investment restrictions.

•
The Acquiring Fund’s overall net expense ratios are expected to be equal to or lower than the Acquired Fund’s total expense ratio following the Reorganizations after taking into account applicable expense limitation arrangements. The overall gross expense ratios are expected to increase for the Acquiring Fund following the Reorganization.

•	The Acquiring Fund’s expense limitation agreements will remain in place for a minimum of twelve months following the Reorganization.
•	The assets under management of each Fund (e.g., smaller funds going into larger funds) and DMC’s view on ability to garner additional assets of each Fund outside of the Reorganization.
•	The Acquiring Fund’s assets will increase as a result of the Reorganization which may result in increased economies of scale and reach and/or get closer to breakpoints in the management fee schedules.
•	Potential increased distribution opportunities due to the increased size of the combined Acquiring Fund.
•	Potential increased distribution attention due to the reduced number of similar Macquarie Funds.
•
Potential other benefits described by DMC to the Board (including, but not limited to, executing on management’s business strategy for the fund complex, reducing competition between duplicative fund offerings, optimizing the fund complex’s product suite and focusing distribution efforts).

•	The performance of the Acquiring Fund across various periods based on information provided at the Board Meeting is generally favorable as compared to the Acquired Fund.
•	The Reorganization will be effected on the basis of each Fund’s net asset value per share and will not result in the dilution of the interests of shareholders of any Fund.
•
The total costs of the Reorganization will be split as follows: two thirds paid by the Acquiring Fund and Acquired Fund together, with individual Fund contributions to be assessed based on proportional assets, to ensure that smaller funds are not disadvantaged, and one third by DMC. The Reorganization will be effected on a tax-free basis.

•	That Acquired Fund shareholders who do not wish to become shareholders of the Acquiring Fund will have an opportunity to sell their Acquired Fund shares before each Reorganization.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Acquired Fund, and the related potential costs and benefits (including, for example, whether a Fund would pay for the cost of liquidation and shareholders would potentially be subject to increased tax liability).  The Board also considered that a merger with the Acquiring Fund would benefit Acquired Fund shareholders because, among other things, they will be invested in a larger fund managed by the same investment team with greater potential to grow its assets.
The Board also considered that it is a condition to the closing of the Reorganization that the Funds receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for US federal income tax purposes for shareholders of the Funds.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?
Investment Advisory Fees.  DMC is the investment advisor of each Fund.  DMC has entered into identical investment advisory agreements relating to each Fund, except that the investment advisory fees differ. The investment advisory fees as a percentage of each Fund’s average daily net assets are set forth below:

Acquired Fund Macquarie Global Allocation Fund Investment Advisory Fee	Acquiring Fund Macquarie Balanced Fund Investment Advisory Fee
Multi-Asset Segment, cash on hand, and all other Fund assets other than Private Equity
0.06% of net assets up to $500 million
0.05% of net assets over $500 million and up to $1 billion
0.04% of net assets over $1 billion and up to $2 billion
0.03% of net assets over $2 billion

0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion and up to $5 billion
0.54% of net assets over $5 billion and up to $10 billion
0.53% of net assets over $10 billion

Private Equity Segment only
0.70% of net assets up to $1 billion
0.65% of net assets over $1 billion and up to $2 billion
0.60% of net assets over $2 billion and up to $3 billion
0.55% of net assets over $3 billion

The size of the Acquiring Fund’s assets has caused the Acquiring Fund to have reached an advisory fee breakpoint. However, the contractual advisory fee schedule of the Acquiring Fund is higher than that of the Acquired Fund at certain breakpoint levels. With waivers, it is anticipated that the Acquiring Fund’s total annual fund operating expenses will decrease or remain the same and Acquired Fund shareholders will experience lower total annual fund operating expenses upon the Reorganization. As of January 31, 2025, the Acquired Fund had approximately $472.2 million in assets and the Acquiring Fund had approximately $1,562.6 million in assets.

Distribution Services.  The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under separate Distribution Agreements dated April 19, 2001, as amended and restated January 4, 2010, and as further amended and restated on February 25, 2016 with respect to each Fund. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A and Class C shares of each Fund under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of Macquarie Management Holdings, Inc. (MMHI) and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Macquarie Funds.

Rule 12b-1 Plan.  The Trust, on behalf of the Acquired Fund and the Acquiring Fund, has adopted a distribution plan under Rule 12b-1 (the “Rule 12b-1 Plan”) of the 1940 Act for each Fund’s Class A and Class C shares. Although actual distribution expenses may be more or less, Class A shares of each Fund incur annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares of a Fund. In addition, Class C shares of each Fund incur annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of the average daily net assets of Class C shares of a Fund. Please refer to the “Purchasing Shares” section in each Fund’s SAI for additional information.

* * * * *
SHARE ACCOUNT INFORMATION
Purchase, Exchange and Redemption Procedures.  Generally, there are no differences between each Fund’s procedures with regard to the purchase, exchange, and redemption of Fund shares.  You may refer to the Prospectus for each Fund under the sections entitled “How to buy shares,” “How to redeem shares” and “Investor services –

Exchange of shares” for the purchase, redemption, and exchange procedures applicable to the purchases, redemptions, and exchanges of each Fund’s shares.

You may purchase or redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at macquarie.com/mam/account-access; by calling 800 523-1918; by regular mail (c/o Macquarie Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Macquarie Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100.  For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the Funds’ Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Investing in the Funds. You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in a Fund’s Prospectus below and free of charge on the Macquarie Funds website at macquarie.com/USfunds. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in a Fund’s Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in a Fund’s Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise offered by the financial intermediary. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class. Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares. Class A and Class C shares of each Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain existing investors or programs sponsored by certain intermediaries that were eligible under prior eligibility requirements may continue to invest in a particular share class.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from a Fund’s share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class A:

•	Class A shares of the Acquiring Fund and the Acquired Fund have an upfront sales charge of up to 5.75% that you pay when you buy the shares.
•	If you invest $50,000 or more, your front-end sales charge will be reduced.
•	You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.
•	Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.
•	Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the tables below.
•	Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class shares.
•	In addition, you may have received Class A shares as the result of a merger or reorganization of a predecessor fund.

Class A sales charges:
The table below details your sales charges on purchases of Class A shares of both the Acquiring and Acquired Fund. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*
* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares of both the Acquired and Acquiring Fund, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Macquarie Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C:
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•	Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C’s higher 12b-1 fee applies. Please refer to the Fund’s SAI for more details on this automatic conversion feature.

•	You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•	Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Institutional Class shares.

•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Macquarie Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.
Class R

•	Class R shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a CDSC.
•	Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.
•
Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus that are offering Class R shares to participants.
•	Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs).
•
Any account holding Class A shares of a Fund as of the date Class R shares were made available for that Fund continues to be eligible to purchase the Fund’s Class A shares after that date. Any account holding a Fund’s Class R shares is not eligible to purchase its Class A shares.

•	Unlike Class C shares, Class R shares do not automatically convert into another class.
•	Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Institutional Class, and Class R6 shares.
•	Certain intermediaries may offer Class R shares to other account types under an agreement with the Distributor or its affiliates relating to such accounts.
Institutional Class:
•	Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund.
•	Institutional Class shares are not subject to a CDSC.
•	Institutional Class shares do not assess a 12b-1 fee.
•	Institutional Class shares are available for purchase only by the following:
o
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

o
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

o
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs;

o	Exchanges from the Institutional Class shares of Macquarie Ultrashort Fund.
o	private investment vehicles, including, but not limited to, foundations and endowments; or
o
(i) current and former officers, Trustees/Directors, and employees of any Macquarie Fund, the Manager, any of the Manager’s affiliates, or any predecessor fund to a Macquarie Fund, provided that such shares are either held in an account opened directly with a Fund or are held through an account with a financial intermediary that permits the purchase of such shares. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing individuals identified in this paragraph may also purchase Institutional Class shares subject to the same account requirements.

o	In addition, you may have received Institutional Class shares as the result of a merger or reorganization of a predecessor fund.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6
•	Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. Class R6 shares are not subject to a CDSC.
•	Class R6 shares do not assess a 12b-1 fee.
•	Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.
•
Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, Class R6 shares must be held through plan level or omnibus accounts held on the books of a Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

•
Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

•	Class R6 shares are also generally available for purchase by or through funds (including mutual funds registered under the Investment Company Act of 1940 and collective trusts) of funds.
•
In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in a Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must open accounts in Class R6 shares directly in their names.

•	Class R6 shares may not be available through certain financial intermediaries.
•	In addition, you may have received Class R6 shares as the result of a merger or reorganization of a predecessor fund.

Each Fund reserves the right to modify or waive the above policies at any time without prior notice to shareholders.

Dealer compensation. The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class shares do not have a 12b-1 fee or sales charge so they are not included in the table below.
Class A1		Class C2	Class R3	Class Y4
Commission (%)	-	1.00%	-	-
Investment less than $50,000	5.00%	-	-	-
$50,000 but less than $100,000	4.00%	-	-	-
$100,000 but less than $250,000	3.00%	-	-	-
$250,000 but less than $500,000	2.00%	-	-	-
$500,000 but less than $1 million	1.60%	-	-	-
$1 million but less than $5 million	1.00%	-	-	-
$5 million but less than $25 million	0.50%	-	-	-
$25 million or more	0.25%	-	-	-
12b-1 fee to dealer	0.25%	1.00%	0.50%	0.25%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.
2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.
3 On sales of Class R shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.
4 On sales of Class Y shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase.

Payments to intermediaries.  The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Macquarie Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Macquarie Funds), a Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund’s shares.

How to reduce your sales charge.  We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds’ transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in a Fund’s Prospectus and to the Fund’s SAI for detailed information and eligibility requirements. Please note that your financial intermediary’s policies may differ. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Macquarie Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Funds’ transfer agent and also hold shares of Macquarie Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class shares have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation:
Through a letter of intent, you agree to invest a certain amount in Macquarie Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in each Fund’s SAI). Macquarie Funds do not accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and all other classes of Macquarie Funds, as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your dealer, the Distributor or BNY Mellon at the time of purchase.  You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note that depending on the financial intermediary holding your account, this policy may differ from those described in the Funds’ Prospectus.

Class A	Class C
Available.
Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares:
Up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge.  For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information.

Class A	Class C
Available.	Not available.

Buying Class A shares at net asset value:  Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. Certain existing investors or programs sponsored by certain intermediaries that were eligible to purchase Class A shares of a Fund at NAV may continue to be eligible to purchase Class A shares at NAV. The Funds reserve the right to modify or terminate these arrangements at any time.
•	Shares purchased under the Macquarie Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.
•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Macquarie Fund, the Manager, any of the Manager’s current affiliates and those that may in the future be created, or any predecessor fund to a Macquarie Fund, including the funds formerly advised by Foresters Investment Management Company, Inc., Ivy Investment Management Company, Waddell & Reed, or any other fund families acquired or merged into the Macquarie Funds; (ii) current employees of legal counsel to Macquarie Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Macquarie Funds.
•	Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.
•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•
Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of a Fund’s Institutional Class or Institutional Class, if applicable.

•	Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund’s eligibility requirements set by the predecessor fund’s company.
•	Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.
1.
2.

Waivers of contingent deferred sales charges.  Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Institutional Class shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs. Your financial intermediary may offer waivers for certain account types or programs that may be different than what is noted below. See the “Broker-defined sales charge waiver policies” section or contact your financial intermediary for information on program availability.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•	Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

Certain existing investors or programs sponsored by certain intermediaries that were eligible for waivers of CDSCs may continue to be eligible for those waivers of CDSCs.

How to buy shares.

Through your financial intermediary
Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Macquarie Funds Service Center
By mail:
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Macquarie Funds at P.O. Box 534437, Pittsburgh, PA 15253-4437 for investments by regular mail or Macquarie Funds Service Center at Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Macquarie Funds Service Center at Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Macquarie Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, a Fund’s Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds’ post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

By wire:
Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Macquarie Funds Service Center at 800 523-1918 so we can assign you an account number.

By exchange:
You may exchange all or part of your investment in one or more Macquarie Funds for shares of other Macquarie Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Macquarie Funds Service Center at 800 523-1918.

Through automated shareholder services:
Eligible accounts may purchase or exchange shares through our automated telephone service or through our website, macquarie.com/USfunds. For more information about your eligibility and how to sign up for these services, call our Macquarie Funds Service Center at 800 523-1918.

Calculating share price.  The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Macquarie Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. Pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size. While the Funds do not seek to purchase odd lots as a general rule, a Fund may from time to time trade in smaller “odd lot” sizes. Odd lots typically trade at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of a fund that holds odd lots. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation.  For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be considered readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940 (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated the Manager as the valuation designee (Valuation Designee) for each Fund to perform the fair value determination relating to all applicable Fund investments. The Manager has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and the Manager may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Subject to its oversight, the Valuation Designee may value Fund securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

When the Valuation Designee uses fair value pricing, the Valuation Designee may take into account any factors it deems appropriate. For example, the Valuation Designee may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

A Fund may use fair value pricing relatively frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.

Fair value prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

Document delivery.  To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Macquarie Funds Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts. Please note that if your account is deemed to be unclaimed or abandoned under applicable state law, a Fund may be required to transfer (or “escheat”) the assets in that account to the appropriate state. Some states may sell escheated shares, in which case a shareholder may only be able to recover the amount received when the shares were sold. For shareholders that invest through retirement accounts, the escheatment will be treated as a taxable distribution and federal and any applicable state income tax may be withheld. Each Fund, its Board, and the Fund’s transfer agent will not be liable to shareholders for good faith compliance with state unclaimed or abandoned property laws. To avoid these outcomes and protect their property, shareholders that invest in a Fund through an account held directly with the Fund’s transfer agent are encouraged to routinely confirm that the mailing address on their account is current and valid and contact the transfer agent at least once a year by mail, by phone at 800 523-1918, or by logging into their account.

How to redeem shares.  Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Funds may use lines of credit to meet redemption requests. Availability of these services may be limited by your financial intermediary and by the way your account is registered with Macquarie Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary
Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Macquarie Funds Service Center
By mail:
You may redeem your shares by mail by writing to: Macquarie Funds at P.O. Box 534437, Pittsburgh, PA 15253-4437 for redemption requests by regular mail or Macquarie Funds Service Center at Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Macquarie Funds Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Macquarie Funds Service Center at Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Macquarie Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, a Fund’s Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds’ post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

By telephone:
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:
•	By check — Sent to your address of record, provided there has not been an address change in the last 30 days.
•	By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.
•	By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.
•	Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services
Eligible accounts may redeem shares through our automated telephone service or through our website, macquarie.com/USfunds. For more information about your eligibility and how to sign up for these services, call our Macquarie Funds Service Center at 800 523-1918.

Redemptions-in-kind
The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts.  For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Institutional Class shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, a Fund still reserves the right to liquidate the account.

Investor services.  To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Macquarie Funds website at macquarie.com/USfunds, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Macquarie Funds.

Online account access
Online account access is a password-protected area of the Macquarie Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery
With Macquarie Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan
The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit
With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option
With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Macquarie Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan
Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Macquarie Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares
You may generally exchange all or part of your shares for shares of the same class of another Macquarie Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the applicable fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in a Fund’s Prospectus.

On demand service
The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service
Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan
You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Right to discontinue offering shares and/or to merge or liquidate a share class
To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class. For any blocked accounts involving a liquidating fund, a shareholder’s account may be moved into Macquarie Ultrashort Fund if no instruction is given upon receipt of a fund’s pending liquidation.

Frequent trading of Fund shares (market timing and disruptive trading).  The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Macquarie Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds’ market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds’ then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders. While the Funds will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm ET or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds’ transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Funds’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. There is no assurance that the information received by the Fund from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Funds’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, Distributions and Taxes.

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you.
Each Fund expects to declare dividends and distribute all of its net investment income, if any, to shareholders as dividends monthly.
Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.
Annual statements
Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid “buying a dividend”
At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Tax considerations
Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be exempt from regular federal income tax. Each Fund may also make distributions that are taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.
The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different

Macquarie Fund is the same as a sale. The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (covered shares). Cost basis will be calculated using the Funds’ default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Macquarie Funds website at macquarie.com/USfunds as the information becomes available.
Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and local taxes. Except as otherwise provided in the section below entitled “State tax considerations,” Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.
Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), each Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN
This is only a summary of the Plan.  For more information on the Plan, you should read the Form of Agreement and Plan of Reorganization, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Reorganization be carried out?
The Reorganization will take place after the parties to the Plan satisfy various conditions.  On the Closing Date (as defined in the Plan), the Acquired Fund will deliver to the Acquiring Fund all of its Assets, and the Acquiring Fund will assume all obligations and liabilities not discharged by the Acquired Fund, including all liabilities relating to operations prior to the closing of the Reorganization.  In exchange, the Trust, on behalf of the Acquired Fund, will receive Acquiring Fund shares to be distributed pro rata to the Acquired Fund’s shareholders.  The value of the Assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (NYSE) (normally 4:00pm, ET) on the Closing Date (the Valuation Date).  The value of the Acquired Fund’s net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective Prospectus and SAI.

The stock transfer books of the Acquired Fund will be permanently closed immediately after the finalization of the Fund’s net asset value on the Closing Date.  The Acquired Fund will accept requests for redemption only if received in proper form before that time.  Requests received after that time will be considered requests to redeem shares of the Acquiring Fund.

To the extent permitted by law, the Plan may be amended at the direction of the Board.  The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date as follows: (1) by mutual consent of the Trust, on behalf of each Fund; (2) by the Trust, on behalf of the Acquiring Fund, if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Trust, on behalf of the Acquired Fund, or waived by the Trust, on behalf of the Acquiring Fund; or (3) by the Trust, on behalf of the Acquired Fund,  if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Trust, on behalf of the Acquiring Fund,  or waived by the Trust, on behalf of the Acquired Fund.

Who will pay the expenses of the Reorganization?
The expenses related to the Reorganization (excluding brokerage costs, if any), including the costs associated with the delivery of this Proxy Statement/Prospectus, are anticipated to be approximately $334,277 – $415,630. The total costs of the Reorganization will be combined with the total costs of reorganizations proposed to occur around the same time as the Reorganization for other Macquarie Funds that are not referenced in this Proxy Statement/Prospectus (together, the "Total Reorganization Costs"). The Total Reorganization Costs will be split as follows: two thirds to be paid by the acquiring funds and acquired funds together, with individual fund contributions to be assessed based on proportional assets, and one third to be paid by DMC. Costs anticipated to be incurred (a) by the Acquired Fund are $52,392- $65,143 (or 0.011% - 0.013%) (b) by the Acquiring Fund are $170,460 –$211,949 (or 0.011% - 0.013%) and (c) DMC are $111,426 - $138,546.

What are the tax consequences of the Reorganization?
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing US Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and each shareholder should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has elected and qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code and the Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date. The Acquired Fund and/or Acquiring Fund shall make all dividend declarations and distributions necessary to allow each Fund to maintain the special tax treatment afforded regulated investment companies under Subchapter M of the Code.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.  Neither the Acquired Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization.  Based on certain assumptions and customary representations to be made on behalf of the Acquired Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trust’s legal counsel) will, as a condition to the closing of the Reorganization, provide a legal opinion to the effect that, for federal income tax purposes, (i) Acquired Fund shareholders will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Acquired Fund’s assets, (iii) the Acquired Fund will not recognize any gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Acquired Fund, (iv) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Acquired Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by the Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Acquired Fund Dividend Distribution. Prior to the closing of the Reorganization, the Acquired Fund will seek to distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. Each shareholder should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

General Limitation on Capital Losses.  Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Acquired Fund upon the closing of the Reorganization for federal income tax purposes.  Capital losses of a Fund may be carried forward indefinitely to offset future capital gains. The capital loss carryovers of the Acquired Fund and the Acquiring Fund will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to a combined Acquiring Fund and its shareholders post-closing.  First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the  Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has net unrealized built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Acquired Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Acquired Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquired Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the Acquired Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

	Macquarie Global Allocation Fund as of 6/30/24	Macquarie Balanced Fund as of 3/31/2024
Aggregate Capital Loss Carryovers	$ 5,152,866	$ 116,198,248
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$ (31,718,072)	$ 323,617,859
Net Assets	$ 510,457,207	$ 1,588,282,508

After the Reorganization, the Funds may be subject to capital loss carryforward limitations.

*Based on the long-term tax-exempt rate for ownership changes during December 2024 of 3.43%.  The actual limitation will equal the aggregate NAV of the Acquired Fund on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the Acquired Fund on the Closing Date that is recognized in a taxable year.

Appreciation in Value of Investments.  Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund.  As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.  In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.  Please see the chart below for the unrealized appreciation or deprecation in value of investments as a percentage of NAV for the Reorganization.  Shareholders of the Acquired Fund may:
•
receive a greater amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined fund’s unrealized appreciation as a percentage of net asset value is greater than the Acquired Fund’s;

•
receive a lesser amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined fund’s unrealized appreciation as a percentage of net asset value is lesser than the Acquired Fund’s;

•
receive a greater amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined fund’s unrealized depreciation as a percentage of net asset value is lesser than the Acquired Fund’s; or

•
receive a lesser amount of taxable distributions than they would have had if the Reorganization had not occurred if the combined fund’s unrealized depreciation as a percentage of net asset value is greater than the Acquired Fund’s.

Acquired Fund Name	Unrealized Appreciation or (Depreciation) as a % of NAV	Acquiring Fund Name	Unrealized Appreciation or (Depreciation) as a % of NAV	Approximate Unrealized Appreciation or (Depreciation) as a % of NAV on a combined basis
Macquarie Global Allocation Fund	9.56% as of 9/30/2024	Macquarie Balanced Fund	25.11 % as of 9/30/2024	21.34%

General. You should consult your tax advisor regarding the effect to you, if any, of the Reorganization and any related activities described above in light of your particular circumstances, as well as the state and local tax consequences, or any federal taxes other than income taxes, if any, of the Reorganization and any related activities because this discussion is only a general summary of certain the federal income tax consequences.

What should I know about shares of the Acquired Fund and Acquiring Fund?
Upon the Closing of the Reorganizations, Acquired Fund shares will merge with and into Acquiring Fund shares as follows:

Acquired Fund/Classes*	Acquiring Fund/Classes*
Macquarie Global Allocation Fund ($472.2), a series of Ivy Funds	Macquarie Balanced Fund ($1,562.6), a series of Ivy Funds[1]
Class A	Class A
Class C	Class C
Institutional Class	Institutional Class
Class R6	Class R6
* Assets under management as of January 31, 2025 in $ millions.
1 The Fund also offers Class R and Class Y shares, which are not involved in the Reorganization.

Acquired Fund shareholders will receive shares at net asset value of the Acquiring Fund.  The different fees and expenses of each Class are provided above in the section “What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?”

Full and fractional Acquiring Fund shares will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above.  When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights.  Acquiring Fund shares will be recorded electronically in each shareholder’s account.  The Acquiring Fund will then send a confirmation to each shareholder.  The Acquiring Fund shares to be issued in the course of the Reorganization have the same rights and privileges as your shares of the Acquired Fund.

Like the Acquired Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders.  An Acquiring Fund may hold special meetings for matters requiring shareholder approval.  Special meetings of shareholders may be called by the secretary whenever ordered by the Chairman of the Board, the President or by a majority of the Board  Special meetings of the shareholders shall be called by the secretary upon the written request of the shareholders owning shares representing not less than 25% (or 10% to the extent required by Section 16(a) of the 1940 Act) of the total combined votes of all shares of the Trust issued and outstanding, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

Capital Structure.  The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with $0.001 par value per share. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable.  Shareholders do not have preemptive rights.  All shares of a Fund represent an undivided proportionate interest in the assets of the Fund.  Shareholders of each Fund’s Institutional Class or Class R6 shares, as applicable, may not vote on any matter that affects the Retail Classes’ distribution plans under Rule 12b-1.  Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold.  However, a Fund's Class C shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of each Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those Classes and Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to brokers, dealers, or other financial intermediaries.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?
The following table sets forth, as of December 31, 2024 the separate capitalizations of Macquarie Global Allocation Fund (Acquired Fund) and Macquarie Balanced Fund (Acquiring Fund), and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization.  The capitalization of the Acquiring Fund is likely to be different if and when the Reorganization is actually consummated.

	Acquired Fund (unaudited)	Acquiring Fund (unaudited)	Pro Forma Adjustments to Capitalization[1,2] (unaudited)	Acquiring Fund after Reorganization[1] (estimated) (unaudited)
Net assets (all classes)	$467,328,108.28	$1,530,693,251.35	$(277,092)	$1,997,744,267.63
Total shares outstanding	57,027,177.872	64,989,223.409	(37,194,172.965)	84,822,228.316

Class A net assets	$377,435,353.44	$1,122,241,075.94	$(210,147.52)	$1,499,466,281.86
Class A shares outstanding	46,191,458.001	47,635,902.690	(30,171,281.709)	63,656,078.982
Class A net asset value per share	$8.17	$23.56		$23.56

Class C net assets	$2,263,527.62	$37,129,360.10	$(5,520.07)	$39,387,367.65
Class C shares outstanding	299,407.073	1,609,984.367	(201,248.893)	1,708,142.547
Class C net asset value per share	$7.56	$23.06		$23.06

Institutional Class net assets	$87,577,962.65	$340,806,680.66	$(60,028.93)	$428,324,614.38
Institutional Class shares outstanding	10,530,045.527	14,447,784.955	(6,817,541.811)	18,160,288.671
Institutional Class net asset value per share	$8.32	$23.59		$23.59

Class R6 net assets	$51,264.57	$9,907,318.70	$(1,395.48)	$9,957,187.79
Class R6 shares outstanding	6,267.271	418,823.556	(4,100.552)	420,990.275
Class R6 net asset value per share	$8.18	$23.66		$23.65

Class R net assets	$10,092,525.24	$10,092,525.24
Class R shares outstanding	430,463.293	430,463.293
Class R net asset value per share	$23.45	$23.45

Class Y net assets	$10,516,290.71	$10,516,290.71
Class Y shares outstanding	446,264.548	446,264.548
Class Y net asset value per share	$23.57	$23.57

1 Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.
2 Reflects adjustments for the costs of the Reorganization incurred by each Fund, which are anticipated to be approximately $52,392- $65,143 for the Acquired Fund and $170,460-$211,949 for the Acquiring Fund.

REORGANIZATION OF MACQUARIE GLOBAL ALLOCATION FUND AND MACQUARIE MULTI-ASSET INCOME FUND INTO MACQUARIE BALANCED FUND

The following table sets forth, as of December 31, 2024, the separate capitalizations of Macquarie Global Allocation Fund (Global Allocation Fund), Macquarie Multi-Asset Income Fund (Multi-Asset Fund) and Macquarie Balanced Fund (Acquiring Fund), and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization.  The capitalization of the Acquiring Fund is likely to be different if and when the Reorganization is actually consummated.

	Global Allocation Fund (unaudited)	Multi-Asset Fund (unaudited)	Acquiring Fund (unaudited)	Pro Forma Adjustments to Capitalization[1,2] (unaudited)	Acquiring Fund after Reorganization[1] (estimated) (unaudited)
Net assets (all classes)	$467,328,108.28	$71,968,927.25	$1,530,693,251.35	$(336,739.00)	$2,069,653,547.88
Total shares outstanding	57,027,177.872	7,724,892.762	64,989,223.409	(41,860,376.529)	87,880,917.514

Class A net assets	$377,435,353.44	$36,475,585.22	$1,122,241,075.94	$(254,033.00)	$1,535,897,981.60
Class A shares outstanding	46,191,458.001	3,917,410.794	47,635,902.690	(32,540,492.791)	65,204,278.694
Class A net asset value per share	$8.17	$9.31	$23.56		$23.56

Class C net assets	$2,263,527.62	$2,578,786.38	$37,129,360.10	$(6,673.00)	$41,965,001.10
Class C shares outstanding	299,407.073	276,557.877	1,609,984.367	(365,977.352)	1,819,971.965
Class C net asset value per share	$7.56	$9.32	$23.06		$23.06

Institutional Class net assets	$87,577,962.65	$31,865,897.25	$340,806,680.66	$(72,565.00)	$ 460,177,975.56
Institutional Class shares outstanding	10,530,045.527	3,418,283.354	14,447,784.955	(8,885,002.900)	19,511,110.936
Institutional Class net asset value per share	$8.32	$9.32	$23.59		$23.59

Class R6 net assets	$51,264.57	$994,531.75	$9,907,318.70	$ (1,687.00)	$10,951,428.02
Class R6 shares outstanding	6,267.271	106,837.243	418,823.556	(68,903.486)	463,024.584
Class R6 net asset value per share	$8.18	$9.31	$23.66		$23.65

Class R net assets			$10,092,525.24		$10,092,525.24
Class R shares outstanding			430,463.293		430,463.293
Class R net asset value per share			$23.45		$23.45

Class Y net assets		$54,126.65	$10,516,290.71	$(1,781.00)	$10,568,636.36
Class Y shares outstanding		5,803.494	446,264.548	(3,507.073)	448,560.969
Class Y net asset value per share		$9.33	$23.57		$23.56

1 Reflects the conversion of Global Allocation Fund and Multi-Asset Fund shares for Acquiring Fund shares as a result of the Reorganization.
2 Reflect adjustments for the costs of the Reorganization incurred by each Fund, which are anticipated to be approximately $2,730 for the Multi-Asset Fund, $52,392- $65,143 for the Global Allocation Fund and $227,377 – 268,866 for the Acquiring Fund.

Do the Trustees and Officers own shares of the Funds?
As of February 28, 2025, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of the Acquired Fund.

As of February 28, 2025, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of the Acquiring Fund.

Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?
As of February 28, 2025, DMC believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. DMC does not have knowledge of beneficial owners.

Fund Name	Name and Address of Account	Percentage
MACQUARIE BALANCED FUND CLASS A	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	7.08%
MACQUARIE BALANCED FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	50.42%
MACQUARIE BALANCED FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.41%
MACQUARIE BALANCED FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS MN 55402	10.20%
MACQUARIE BALANCED FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.12%
MACQUARIE BALANCED FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	28.42%
MACQUARIE BALANCED FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.76%
MACQUARIE BALANCED FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.29%
MACQUARIE BALANCED FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.28%
MACQUARIE BALANCED FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PARKWAY ST PETERSBURG FL 33713	9.81%
MACQUARIE BALANCED FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	8.64%

	2801 MARKET ST SAINT LOUIS MO 63103-2523
MACQUARIE BALANCED FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	68.25%
MACQUARIE BALANCED FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.78%
MACQUARIE BALANCED FUND CLASS R	AMERICAN UNITED LIFE INS CO GROUP RETIREMENT ACCOUNT 1 AMERICAN SQ INDIANAPOLIS IN 46282-0002	8.30%
MACQUARIE BALANCED FUND CLASS R	LINCOLN RETIREMENT SERVICES CO FBO ARMSTRONG AMBULANCE SVC 401K PO BOX 7876 FORT WAYNE IN 46801-7876	23.31%
MACQUARIE BALANCED FUND CLASS R	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WDM IA 50266-5911	44.43%
MACQUARIE BALANCED FUND CLASS R	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095-4773	11.12%
MACQUARIE BALANCED FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	19.45%
MACQUARIE BALANCED FUND CLASS R6	EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	33.35%
MACQUARIE BALANCED FUND CLASS R6	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.14%
MACQUARIE BALANCED FUND CLASS R6	OPPENHEIMER & CO INC. FBO CARDIAC SERVICES INC PS PL PS PLAN DTD 11/30/90 PAS 6366 N SKYLINE RIDGE DRIVE TUCSON AZ 85718	6.21%
MACQUARIE BALANCED FUND CLASS R6	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.74%
MACQUARIE BALANCED FUND CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.63%

MACQUARIE BALANCED FUND CLASS Y	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	13.61%
MACQUARIE BALANCED FUND CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	17.23%
MACQUARIE BALANCED FUND CLASS Y	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT, 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.42%
MACQUARIE BALANCED FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27.62%
MACQUARIE GLOBAL ALLOCATION FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	90.37%
MACQUARIE GLOBAL ALLOCATION FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.90%
MACQUARIE GLOBAL ALLOCATION FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	86.15%
MACQUARIE GLOBAL ALLOCATION FUND CLASS R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	98.29%

VOTING INFORMATION
How many votes are necessary to approve the Plan?
A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Acquired Fund is required to approve the Plan. The Acquired Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Acquired Fund held at the close of business on the Record Date.  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

33-1/3% of the Acquired Fund’s shares present in person or represented by proxy and entitled to vote at the Meeting shall constitute a quorum. Under relevant state law and the Acquired Fund’s Agreement and Declaration of Trust, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Acquired Fund’s Agreement and Declaration of Trust, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present, but will have the same effect as a vote against the Plan.  However, it is the Acquired Fund’s understanding that broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Meeting. Therefore, there are unlikely to be any “broker non-votes” at the Meeting. If enough shareholders do not vote or provide instructions to their broker-dealers to vote on their behalf, quorum may not be achieved for the Meeting or the Acquired Fund may not receive sufficient votes for the proposal to pass.

The Meeting will be conducted via live webstream. If you were a record holder of Acquired Fund shares as of the Record Date, please email EQ at attendameeting@equiniti.com no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name(s) in the subject line and provide your name and address in the body of the email.  EQ will then email you the credentials to participate in the Meeting and instructions for voting during the Meeting. If you held Acquired Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com no later than 1:00pm ET on May 5, 2025 to register. Please include the Acquired Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Acquired Fund name, the number of Acquired Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials to participate in the Meeting and instructions for voting during the Meeting.

The live webstream will only be active for the date and time of the Meeting. Please contact EQ at attendameeting@equiniti.com or 866 721-1324 with any questions regarding access to the Meeting or for technical assistance in accessing the Meeting, and an EQ representative will contact you to answer your questions. Whether or not you plan to participate in the Special Meeting, we urge you to vote and submit your vote in advance of the Meeting. For technical assistance during the Meeting, please contact EQ at attendameeting@equiniti.com or call 866 721-1324.

If you do not expect to be present at the Meeting via live webstream and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the proposals. If your proxy is properly executed and returned and no choice is specified on the proxy card(s) with respect to the proposals, the proxy will be voted “FOR” the Plan and in accordance with the judgment of the persons appointed as proxy upon any other matter that may properly come before the Meeting or adjournment or postponement of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via live webstream and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via live webstream and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via live workstream and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments or postponements thereof. Attendance by a shareholder at the Meeting via live workstream does not, in itself, revoke a proxy.

May I revoke my proxy?
Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via live webstream and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via live webstream and vote or legally appoint another proxy to vote on your behalf.

What other matters will be voted upon at the Meeting?
The Board does not intend to bring any matters before the Meeting other than that described in this Proxy Statement/Prospectus.  The Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Manager.

Who is entitled to vote?
Shareholders of record of the Acquired Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of the Acquired Fund as of the Record Date:
Acquired Fund	Class	Total Shares
Macquarie Global Allocation Fund	A	44,230,440.211
Macquarie Global Allocation Fund	C	285,790.036
Macquarie Global Allocation Fund	Institutional	9,496,278.159
Macquarie Global Allocation Fund	R6	6,267.271
	Total	54,018,775.677

How will proxies be solicited?
EQ, a professional proxy solicitation firm (the Solicitor), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $531,000, plus expenses.  The Acquired Fund expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain Acquired Fund shareholders may be contacted, such as by telephone, mail, or email, if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Acquired Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Proxy Statement/Prospectus.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus.  The Solicitor representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.
The Acquired Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Acquired Fund may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of the Acquired Fund or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, mail, email, or personally.
The Acquired Fund expects that, before the Meeting, broker-dealer firms holding shares of the Acquired Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the

Acquired Fund understands that current NYSE rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.
Are there dissenters’ rights?
If the Reorganization is approved at the Meeting, shareholders of the Acquired Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Acquired Fund’s Agreement and Declaration of Trust and By-Laws do not provide for them. Shareholders of the Acquired Fund, however, will be able to redeem or exchange shares of the Acquired Fund at NAV until the Closing Date of the Reorganization.  After the Reorganization, shareholders may redeem the Acquiring Fund shares.
MORE INFORMATION ABOUT THE FUNDS
Service Providers.  The Funds use the same service providers as described below:

•
Transfer Agent: Delaware Investments® Fund Services Company (DIFSC), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Macquarie Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Fund will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Fund. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

•
Subtransfer Agent: BNY Mellon Investment Servicing (US) Inc. (BNYMIS) provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds' transfer agency expenses.

•
Fund Accountants: The Bank of New York Mellon (BNY Mellon), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Macquarie Funds on a relative NAV basis.

•
Custodian: BNY Mellon is the custodian of each Fund’s securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities. BNY Mellon also serves as the Funds' custodian for their investments in foreign securities.

•	Legal Counsel: Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.
•	Independent Registered Public Accountants: PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for each Trust.

•	Securities Lending Agent: BNY Mellon serves as the Funds’ securities lending agent.

For a more detailed description of the Funds’ services providers, see the Funds’ Prospectuses and SAIs.

Additional Information.

More information about the Acquiring Fund and Acquired Fund is included in the following documents. The prospectuses for the Acquiring Fund and Acquired Fund are incorporated herein by reference and considered a part of this Proxy Statement/Prospectus, along with the SAI (relating to this Proxy Statement/Prospectus), each of which have been filed with the SEC.

•	Macquarie Global Allocation Fund (Acquired Fund) Prospectus dated October 30, 2024 (File No. 033-45961)
•	Supplement dated March 18, 2025 to the Acquired Fund Prospectus
•	Supplement dated February 13, 2025 to the Acquired Fund Prospectus
•	Supplement dated December 30, 2024 to the Acquired Fund Prospectus

•	Macquarie Balanced Fund (Acquiring Fund) Prospectus dated July 31, 2024 (File No. 033-45961)
•	Supplement dated December 30, 2024 to the Acquiring Fund Prospectus
•	Supplement dated September 19, 2024 to the Acquiring Fund Prospectus
•	Supplement dated August 30, 2024 to the Acquiring Fund Prospectus

You may request free copies of the Funds’ Statements of Additional Information (including any supplements), the Prospectuses, the Annual Reports and/or Semiannual Reports, which have been or will be filed with the SEC through our website at macquarie.com/mam/literature; by writing or calling your financial advisor or by calling toll‑free at 800 523-1918.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement.  Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, proxy and information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials are available on the SEC’s website at www.SEC.gov. To request information regarding the Funds, you may also send an email to the SEC at publicinfo@sec.gov.

PART B
STATEMENT OF ADDITIONAL INFORMATION
 Dated March 25, 2025

Acquisition of the Assets of:
MACQUARIE GLOBAL ALLOCATION FUND (FORMERLY, DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND) (a series of Ivy Funds)
By and in exchange for shares of:
MACQUARIE BALANCED FUND (FORMERLY, DELAWARE IVY BALANCED FUND) (a series of Ivy Funds)

Macquarie Funds
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated March 25, 2025 (the “Proxy Statement/Prospectus”) relating to the reorganization (the “Reorganization”) of the Fund identified below under the heading “Acquired Fund” (the “Acquired Fund”), a series of the Ivy Funds (the “Trust”), into the corresponding series identified below under the heading “Acquiring Fund” (the “Acquiring Fund”), also a series of the Trust.

Acquired Fund	Acquiring Fund
Macquarie Global Allocation Fund	Macquarie Balanced Fund

The Proxy Statement/Prospectus relating to the above referenced matter may be obtained without charge from the Trust, on behalf of the Acquired Fund and the Acquiring Fund, by calling the telephone number above or by writing to the Trust at: c/o Macquarie Funds, P.O. Box 534437, Pittsburgh, PA 15253-4437 (regular mail) or c/o Macquarie Funds Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 (overnight courier service).
1

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

GENERAL INFORMATION	3

INCORPORATION OF DOCUMENTS BY REFERENCE	3

SUPPLEMENTAL FINANCIAL INFORMATION	5

2

GENERAL INFORMATION
The Board of Trustees (the “Board”) of the Trust, on behalf of their respective series, reviewed and approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the Reorganization of the Acquired Fund with and into the Acquiring Fund. The Board determined that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of shareholders of the Acquired Fund and Acquiring Fund will not be diluted as a result of the Reorganization.
Pursuant to the Plan, the Reorganization of the Acquired Fund listed below into the Acquiring Fund will consist of: (i) the acquisition by the Trust, on behalf of the Acquiring Fund, of all of the property and assets of the Acquired Fund in exchange solely for shares of beneficial interest, with a par value of $0.001 per share, of the corresponding class of shares of the Acquiring Fund; (ii) the assumption by the Trust, on behalf of the Acquiring Fund, of the liabilities of the applicable Acquired Fund as set forth in the Plan; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing, all upon and subject to the terms and conditions of the Plan.

Acquired Fund	Acquiring Fund
Macquarie Global Allocation Fund, a series of Ivy Funds	Macquarie Balanced Fund, a series of Ivy Funds
Further information is included in the Proxy Statement/Prospectus and in the documents listed below that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE

This SAI, relating specifically to the Reorganization, consists of this document and the following described documents, each of which is incorporated by reference herein:

ACQUIRED FUND
Macquarie Global Allocation Fund
•	Statement of Additional Information dated October 30, 2024 for Ivy Funds, with respect to Macquarie Global Allocation Fund (filed via EDGAR on October 28, 2024, Accession No. 0001145443-24-000144).
•
Supplement dated February 13, 2025 to the Ivy Funds Statement of Additional Information, with respect to Macquarie Global Allocation Fund (filed via EDGAR on February 13, 2025, Accession No. 0001137439-25-000064).

•
The unaudited financial statements included in the Ivy Funds Form N-CSR for the reporting period ended December 31, 2024, with respect to Macquarie Balanced Fund (filed via EDGAR on March 7, 2025, Accession No. 0001193125-25-049391).

•
The audited financial statements and related report of the independent public accounting firm included in the Ivy Funds Form N-CSR for the fiscal year ended June 30, 2024, with respect to Macquarie Global Allocation Fund (filed via EDGAR on August 29, 2024, Accession No. 0001193125-24-209700).

ACQUIRING FUND

Macquarie Balanced Fund
3

•
Statement of Additional Information dated July 31, 2024 for Ivy Funds (the “Ivy Funds SAI”), with respect to Macquarie Balanced Fund (filed via EDGAR on July 29, 2024, Accession No. 0001145443-24-000111).

•	Supplement dated September 19, 2024 to the Ivy Funds SAI, with respect to Macquarie Balanced Fund (filed via EDGAR on September 19, 2024, Accession No. 0001137439-24-001376).
•
The unaudited financial statements included in the Ivy Funds Form N-CSR for the reporting period ended September 30, 2024, with respect to Macquarie Balanced Fund (filed via EDGAR on December 4, 2024, Accession No. 0001193125-24-270466).

•
The audited financial statements and related report of the independent public accounting firm included in the Ivy Funds Annual Report to Shareholders for the fiscal year ended March 31, 2024 for Ivy Funds, with respect to Macquarie Balanced Fund (filed via EDGAR on June 5, 2024, Accession No. 0001206774-24-000605).

4

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “INFORMATION ABOUT THE FUNDS” section of the Proxy Statement/Prospectus.

The Reorganization will not result in any material changes to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. Notwithstanding the foregoing, following the Reorganization, changes to the Acquiring Fund’s portfolio are expected to be made.

Additionally, there are no material differences in the valuation, tax, or accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

5

MACQUARIE

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:
Voter ID: 123456789 Security ID: 123456789
Shares Held: confidential Household ID: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5
SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative Monday through Friday 9 a.m. to 10 p.m. EST.

(866) 721-1324

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

MACQUARIE GLOBAL ALLOCATION FUND
(FORMERLY, DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND)
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2025

The undersigned, revoking all Proxies heretofore given, hereby appoints Emilia P. Wang, Aaron C. Buser, and Michael E. Dresnin, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of the above-mentioned Fund to be held via live webstream, on May 6, 2025 at 1:00 PM, ET and at any and all postponements or adjournments thereof (the "Meeting"), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 721-1324. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/delaware/docs.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MACQUARIE GLOBAL ALLOCATION FUND

PROXY CARD

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR" THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED UPON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

The Board of Trustees unanimously recommends you vote FOR the following proposal:

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]